                                                                    EX-99.g.1(a)

                          LIST OF AUTHORIZED PERSONS
                             THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS


The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate trades on behalf of The Brinson Funds and Brinson Relationship Funds. All prior authorizations are superseded by this list.

                                             Initials
                                             --------

/s/ Michael A. Abellera                      M.A.A.
-----------------------------------          ------
Michael  A. Abellera

/s/ Shelley J. Aron                          S.J.A.
-----------------------------------          ------
Shelly J. Aron

/s/ Christopher  B. Baker                    C.B.B.
-----------------------------------          ------
Christopher  B. Baker

/s/ Thomas D. Clarkson                       T.D.C.
-----------------------------------          ------
Thomas D. Clarkson

/s/ Christopher L. Facka                     C.L.F.
-----------------------------------          ------
Christopher L. Facka

/s/ James D. Foster                          J.D.F.
-----------------------------------          ------
James D. Foster

/s/ Paul J. Harvey                           P.J.H.
-----------------------------------          ------
Paul J. Harvey

/s/ Dennis L. Hesse                          D.L.H.
-----------------------------------          ------
Dennis L. Hesse

/s/ B. Craig Hutson                          B.C.H.
-----------------------------------          ------
B. Craig Hutson

/s/ Jane L. Hutson                           J.L.H.
-----------------------------------          ------
Jane L. Hutson

/s/ James C. Jackson                         J.C.J.
-----------------------------------          ------
James C. Jackson

/s/ Debbie J. Johnson                        D.J.J.
-----------------------------------          ------
Debbie J. Johnson

/s/ Kiki Katsikas                            K.K.
-----------------------------------          ------
Kiki Katsikas

/s/ Linda A. Kent                            L.A.K.
-----------------------------                ------
Linda A. Kent

/s/ Phillip B. Krauss                        P.B.K.
-----------------------------                ------
Phillip B. Krauss

/s/ Matt Kruyswyk                            M.K.
-----------------------------                ------
Matt Kruyswyk

/s/ Megan B. Lamb                            M.B.L.
-----------------------------                ------
Megan B. Lamb

/s/ John C. Leonard                          J.C.L.
-----------------------------                ------
John C. Leonard

/s/ Cheryl Lim                               C.L.
-----------------------------                ------
Cheryl Lim

/s/ James C. Malles                          J.C.M.
-----------------------------                ------
James C. Malles

/s/ Alvin W. Marley                          A.W.M.
-----------------------------                ------
Alvin W. Marley

/s/ Anthony J. Meyer                         A.J.M.
-----------------------------                ------
Anthony J. Meyer

/s/ Lydia J. Miller                          L.J.M.
-----------------------------                ------
Lydia J. Miller

/s/ Robert C. Moore                          R.C.M.
-----------------------------                ------
Robert C. Moore

/s/ Wendy L. Nickerson                       W.L.N.
-----------------------------                ------
Wendy L. Nickerson

/s/ Pamela M. Siple                          P.M.S.
-----------------------------                ------
Pamela M. Siple

/s/ Gregory P. Smith                         G.P.S.
-----------------------------                ------
Gregory P. Smith

/s/ David A. Strouse                         D.A.S.
-----------------------------                ------
David A. Strouse

/s/ Anne M. Tremmel                          A.M.T.
-----------------------------                ------
Anne M. Tremmel

/s/ Chester F. Wierciak                      C.F.W.
-----------------------------                ------
Chester F. Wierciak

/s/ Mary Wilson                              M.W.
-----------------------------                ------
Mary Wilson

/s/ Glenn G. Wozniak                         G.G.W.
-----------------------------                ------
Glenn G. Wozniak

                          LIST OF AUTHORIZED PERSONS
                            THE BRINSON FUNDS AND
                          BRINSON RELATIONSHIP FUNDS

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, excluding cash movements. All prior authorizations are superseded by this list.

                                                        Initials
                                                        --------

/s/ Joseph A. Anderson                                  J.A.A
------------------------------------                    --------
Joseph A. Anderson

/s/ Erik D. Boyme                                       E.D.B.
------------------------------------                    --------
Erik D. Boyme

/s/ Jennifer J. Drum                                    J.J.D.
------------------------------------                    --------
Jennifer J. Drum

/s/ Renee Frodin                                        R.F.
------------------------------------                    --------
Renee Frodin

/s/ Alta M. Jacko                                       A.M.J.
------------------------------------                    --------
Alta M. Jacko

/s/ Jennifer L. Lauer                                   J.L.L
------------------------------------                    --------
Jennifer L. Lauer

/s/ Robert J. Oliver                                    R.J.O
------------------------------------                    --------
Robert J. Oliver

/s/ Kirk R. Sims                                        K.R.S.
------------------------------------                    --------
Kirk R. Sims

The following is a list of individuals at The Brinson Funds and Brinson Relationship Funds who are authorized to originate memos and other instructions, as well as initiate cash movements.

                                                        Initials
                                                        --------

/s/ Samuel W. Anderson                                  S.W.A.
------------------------------------                    --------
Samuel W. Anderson

/s/ Carolyn M. Burke                                    C.M.B.
------------------------------------                    --------
Carolyn M. Burke

/s/ Richard C. Carr                     R.C.C.
-----------------------------           ------
Richard C. Carr

/s/ Jeffery J. Diermeier                J.J.D.
-----------------------------           ------
Jeffery J. Diermeier

/s/ Thomas J. Digenan                   T.J.D.
-----------------------------           ------
Thomas J. Digenan

/s/ David E. Floyd                      D.E.F.
-----------------------------           ------
David E. Floyd

/s/ Dennis L. Hesse                     D.L.H.
-----------------------------           ------
Dennis L. Hesse

/s/ Mark F. Kemper                      M.F.K.
-----------------------------           ------
Mark F. Kemper

/s/ E. Thomas McFarlan                  E.T.M.
-----------------------------           ------
E. Thomas McFarlan

/s/ Debra L. Nichols                    D.L.N.
-----------------------------           ------
Debra L. Nichols

/s/ Nicholas C. Rassas                  N.C.R.
-----------------------------           ------
Nicholas C. Rassas

                      CHASE GLOBAL FUNDS SERVICES COMPANY

DATE:     February 1, 1999

RE:       Funds Transfer Authorization
          ----------------------------

The following is a list of Chase Global Funds Services Company personnel authorized to instruct CHASE to transfer funds between the transfer agent operating accounts and the Brinson Custody accounts.

NAME                          TITLE                         SIGNATURE

John Sheppard            Assistant Vice President       /s/ John Sheppard
                                                        --------------------

Danielle Murray          Assistant Treasurer            /s/ Danielle Murray
                                                        -----------------------

Louis DiMuzio            Supervisor                     /s/ Louis DiMuzio
                                                        -----------------------

NingSu Chan              Supervisor                     /s/ NingSu Chan
                                                        -----------------------

Keith Mostyn             Supervisor                     /s/ Keith Mostyn
                                                        -----------------------

Daniel Venis             Senior Control Accountant      /s/ Daniel Venis
                                                        -----------------------

Brenda Sparrow           Senior Control Accountant      /s/ Brenda Sparrow
                                                        -----------------------

Brenda Tedesco           Senior Control Accountant      /s/ Brenda Tedesco
                                                        -----------------------

Christopher Delaney      Senior Control Accountant      /s/ Christopher Delaney
                                                        -----------------------

UBS Brinson Limited - London

                List of Authorized Signatures - January 4, 1999

Printed Name                        Signature

Tony Anderson                       /s/ Tony Anderson
                                    --------------------------

Martin Ashdown                      /s/ Martin Ashdown
                                    --------------------------

Ronald Aziz                         /s/ Ronald Aziz
                                    --------------------------

Sarah Bedwell                       /s/ Sarah Bedwell
                                    --------------------------

Justin Beech                        /s/ Justin Beech
                                    --------------------------

David Blaskett                      /s/ David Blaskett
                                    --------------------------

Mark Boylan                         /s/ Mark Boylan
                                    --------------------------

Katy Bradbury                       /s/ Katy Bradbury
                                    --------------------------

Richard Bustard                     /s/ Richard Bustard
                                    --------------------------

Tiffany Clay                        /s/ Tiffany Clay
                                    --------------------------

Richard Collins                     /s/ Richard Collins
                                    --------------------------

Norman Cumming                      /s/ Norman Cumming
                                    --------------------------

Megan Doherty                       /s/ Megan Doherty
                                    --------------------------

Godfrey Dutton                      /s/ Godfrey Dutton
                                    --------------------------

Sally Elliot                        /s/ Sally Elliot
                                    --------------------------

Richard Fosker                      /s/ Richard Fosker
                                    --------------------------

                List of Authorized signatures - January 4, 1999

Printed Name                            signature

Michael Frankland                       /s/ Michael Frankland
                                        -----------------------------

Mark Gunn                               /s/ Mark Gunn
                                        -----------------------------

Susan Hakki-Haroun                      /s/ Susan Hakki-Haroun
                                        -----------------------------

Nigel Head                              /s/ Nigel Head
                                        -----------------------------

James Hedley                            /s/ James Hedley
                                        -----------------------------

David Helson                            /s/ David Helson
                                        -----------------------------

Steven Herbert                          /s/ Steven Herbert
                                        -----------------------------

Amanda Hext                             /s/ Amanda Hext
                                        -----------------------------

Theresa Hickman                         /s/ Theresa Hickman
                                        -----------------------------

Nicola Hinton                           /s/ Nicola Hinton
                                        -----------------------------

Michael Humphries                       /s/ Michael Humphries
                                        -----------------------------

Steve Jenson                            /s/ Steve Jenson
                                        -----------------------------

Suhail Khawaja                          /s/ Suhail Khawaja
                                        -----------------------------

Scott Kinnear-Nock                      /s/ Scott Kinnear-Nock
                                        -----------------------------

Christopher Leonard                     /s/ Christopher Leonard
                                        -----------------------------

Steven Liu                              /s/ Steven Liu
                                        -----------------------------

Graham Lock                             /s/ Graham Lock
                                        -----------------------------

Steven Lowe                             /s/ Steven Lowe
                                        -----------------------------

Caroline Martin                         /s/ Caroline Martin
                                        -----------------------------

Paula Matthews                          /s/ Paula Matthews
                                        -----------------------------

Piers Maynard                           /s/ Piers Maynard
                                        -----------------------------

                List of Authorized signatures - January 4, 1999
                -----------------------------------------------

Printed Name                          Signature

Nicola Milne                          /s/ Nicola Milne
                                      -------------------------------

Anne-Marie Parish                     /s/ Anne-Marie Parish
                                      -------------------------------

Suzanne Phillips                      /s/ Suzanne Phillips
                                      -------------------------------

Richard Pollack                       /s/ Richard Pollack
                                      -------------------------------

Paul Purser                           /s/ Paul Purser
                                      -------------------------------

Philip Roberts                        /s/ Philip Roberts
                                      -------------------------------

Barrie Senior                         /s/ Barrie Senior
                                      -------------------------------

Hanneke Smits                         /s/ Hanneke Smits
                                      -------------------------------

Frances Wadsworth                     /s/ Frances Wadsworth
                                      -------------------------------

Arwyn wickerson                       /s/ Arwyn wickerson
                                      -------------------------------